Exhibit 99.1

Michael P. Scarpelli

Chief Financial Officer

ir@datadomain.com

(408) 980-4800

Data Domain, Inc. Reports Second Quarter Financial Results

Revenue Increases 16% Compared to the First Quarter 2008, 131%

Compared to Second Quarter 2007

SANTA CLARA, Calif. — July 24, 2008 — Data Domain, Inc. (Nasdaq: DDUP) today announced results for its second quarter ended June 30, 2008. Net revenue for the second quarter of 2008 was $61.2 million, an increase of 16% from the first quarter of 2008 and an increase of 131% from the second quarter of 2007.

Under U.S. generally accepted accounting principles (“GAAP”), Data Domain posted a net income of $1.7 million for the second quarter of 2008, or $0.03 per diluted share. This compares to a GAAP net income of $2.7 million, or $0.04 per diluted share in the immediately preceding first quarter of 2008, and a GAAP net loss of $1.2 million, or $0.12 per diluted share in the second quarter of 2007.

Excluding the impact of stock-based compensation and related taxes in all periods, the non-GAAP net income for the second quarter of 2008 was $6.5 million, or $0.10 per diluted share, compared to non-GAAP net income of $7.7 million, or $0.11 per diluted share in the immediately preceding first quarter of 2008, and a non-GAAP net income of $0.9 million, or $0.09 per diluted share in the second quarter of 2007.

“Our results for the second quarter of 2008 included record revenues, strong gross margins and significant growth in our customer base, which has more than doubled in the past year,” said Frank Slootman, president and chief executive officer of Data Domain. “Approximately 340 new customers were added during this past quarter, bringing Data Domain’s cumulative customer count to over 2,100 worldwide. Demand was strong for our new high end product, the DD690, which is the industry’s highest performance inline deduplication storage system for backup and other nearline applications. The DD690, in combination with our DD120 remote office appliance and our advanced replication capabilities, positions Data Domain to address the full range of needs for large distributed enterprises.”

“Data Domain has again executed to plan, exceeding its revenue targets for the quarter, while continuing to invest in its infrastructure for growth,” added Michael Scarpelli, chief financial officer for Data Domain. “GAAP net income was $1.7 million, and gross margins were strong at 72%. In addition, we achieved operating profit while hiring an additional 87 employees, bringing total headcount to 614, and we continued to be cash flow positive.”

Second Quarter Highlights

•

In June 2008, Data Domain announced its Data Domain Retention Lock software option, the industry’s first software to allow file locking for IT regulatory governance with high throughput inline deduplication.

•

Also in June 2008, the Company announced enhancements to its enterprise VTL software offering that simplify the provisioning and management of its VTL interface and incorporate support for multiple 4 GB/s Fibre Channel interfaces. In addition, Data Domain announced that its VTL software has now been certified for use with a wide range of additional protection software offerings from industry leading vendors such as Oracle, IBM, HP and CommVault.

•

In May 2008, Data Domain announced the DD690, the industry’s highest performance inline deduplication storage system, further validating the long term scalability of its SISLTM (Stream-Informed Segment Layout) scaling architecture and enhancing the Company’s ability to address the needs of increasingly larger enterprises and data centers.

•	In May 2008, TheInfoPro’s Wave 10 European Storage Study cited Data Domain as the “top deduplication vendor in-plan” among IT storage users at European large enterprises.

•

During the second quarter of 2008, Data Domain’s customer count passed the 2,000 mark. After passing the 1,000 customer milestone as of June 2007, in the past year the Company has doubled the number of customers that have purchased the Company’s products since 2004.

Conference Call Information

Data Domain will host a conference call for analysts and investors to discuss its second quarter results today at 5:00 p.m. Eastern Time (2:00 p.m. Pacific Time). The dial-in number for this conference call is 866.825.1709 (617.213.8060 international) and the participant passcode is 42654518#. A live webcast of the conference call will be accessible from the Investor Relations section of the Company’s website at www.datadomain.com. Following the webcast, an archived version will be available on the Company’s website for 30 days. To hear the replay, parties in the United States and Canada should call 1-888-286-8010 and enter passcode 35175638#. International parties can access the replay at 617-801-6888 and should enter passcode 35175638#.

Use of Non-GAAP Financial Information

Data Domain has supplemented the financial measures contained in this press release that are provided in accordance with U.S. generally accepted accounting principles (“GAAP”) with non-GAAP financial measures. Data Domain believes that these non-GAAP financial measures better reflect its core operating results and thus are appropriate to enhance the overall understanding of its past financial performance and its prospects for the future. These adjustments to Data Domain’s GAAP results are made with the intent of providing both management and investors a more complete understanding of Data Domain’s underlying operational results and trends and performance. Management uses these non-GAAP measures to evaluate Data Domain’s financial results, develop budgets and manage expenditures. The method Data Domain uses to produce non-GAAP financial results may differ from the methods used by other companies. Data Domain’s reference to these non-GAAP financial results should be considered in addition to results that are prepared under current accounting standards but should not be considered as a substitute for, or superior to, the financial results that are presented as consistent with GAAP. Reconciliation of the non-GAAP financial measures to the nearest GAAP financial measures is included in the financial measures attached hereto.

ABOUT DATA DOMAIN

Data Domain® is the leading provider of deduplication storage systems. Over 2,100 companies worldwide have purchased Data Domain systems to reduce storage costs and simplify data management. Data Domain delivers the performance, reliability and scalability to address the data protection and nearline storage needs of enterprises of all sizes. Data Domain products integrate into existing customer infrastructures and are compatible with leading enterprise backup and archive software products. To find out more about Data Domain, visit www.datadomain.com.

Data Domain is headquartered at 2421 Mission College Blvd., Santa Clara, CA 95054 and can be contacted by phone at 1-866-933-3873 or by e-mail at sales@datadomain.com.

Forward Looking Statements

This press release contains forward-looking statements regarding the long term scalability of the Company’s SISLTM scaling architecture, its in-plan status in European large enterprises and the position of Data Domain to address the full range of needs for large distributed enterprises. These forward-looking statements involve risks and uncertainties, as well as assumptions that, if they do not fully materialize or prove incorrect, could cause our results to differ materially from those expressed or implied by such forward-looking statements. The risks and uncertainties include any weakening of general economic and market conditions and customer budgets for information technology spending, our ability to react to trends and challenges in our business and the markets in which we operate; our ability to anticipate market needs or develop new or enhanced products to meet those needs; market acceptance of our products; our ability to scale our distribution channels; our ability to recruit and retain personnel; our ability to compete in our industry; our ability to maintain and expand relationships with technology partners; our ability to protect our intellectual property; shortages or price fluctuations in our supply chain and the performance of our contract manufacturer; and other risks and uncertainties described more fully in our documents filed with or furnished to the Securities and Exchange Commission. More information about these and other risks that may impact our business are set forth in the “Risk Factors” sections in our Quarterly Report on Form 10-Q for the quarter ended March 31, 2008, and our Annual Report on Form 10-K for the year ended December 31, 2007, filed with the SEC. All forward-looking statements in this press release are based on information available to us as of the date hereof, and we assume no obligation to update these forward-looking statements.

Data Domain and the Data Domain logo are trademarks or registered trademarks of Data Domain, Inc. All other trademarks used or mentioned herein belong to their respective owners.

A copy of this press release can be found on the Investor Relations page of Data Domain’s website at www.datadomain.com

###

Data Domain, Inc.

Consolidated Balance Sheet

(in thousands)

(unaudited)

	June 30, 2008	December 31, 2007
Current assets:
Cash and cash equivalents	$120,895	$102,939
Short-term investments	75,944	104,197
Account receivable (net of allowances)	46,854	35,320
Inventories	2,163	2,341
Prepaid expenses and other current assets	4,275	1,711

Total current assets	250,131	246,508
Long-term investments	29,246	—
Intangible asset	200	267
Property, plant and equipment, net	25,624	14,589

Total assets	$305,201	$261,364

Current liabilities:
Accounts payable	$9,783	$7,251
Accrued compensation and related benefits	13,672	11,992
Other accrued liabilities	5,996	6,731
Income taxes payable	388	196
Deferred revenue, current	25,854	16,650

Total current liabilities	55,693	42,820
Deferred revenue, non-current	16,989	9,322
Long-term exercised unvested stock options	408	766
Other liabilities	1,499	594
Stockholders’ equity:
Common stock	268,323	248,078
Accumulated other comprehensive income (loss)	(1,883)	47
Accumulated deficit	(35,828)	(40,263)

Total stockholders’ equity	230,612	207,862

Total liabilities and stockholders' equity	$305,201	$261,364

Data Domain, Inc.

Consolidated Statements of Operations

(in thousands, except per share data)

(unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,		Three Months Ended March 31,
	2008	2007	2008	2007	2008
Revenue:
Product	$51,970	$23,598	$97,190	$41,478	$45,220
Support and services	9,215	2,838	16,583	4,975	7,368
Ratable product and related support and services	26	72	53	264	27

Total revenue	61,211	26,508	113,826	46,717	52,615

Cost of revenue:
Cost of product	13,753	6,442	25,069	12,291	11,316
Cost of support and services	3,136	905	5,625	1,703	2,489
Cost of ratable product and related support and services	1	21	2	97	1

Total cost of revenue	16,890	7,368	30,696	14,091	13,806

Gross profit	44,321	19,140	83,130	32,626	38,809

Operating expenses:
Sales and marketing	27,485	12,419	50,717	21,102	23,232
Research and development	9,627	5,659	18,363	10,162	8,736
General and administrative	5,720	2,310	11,326	4,088	5,606

Total operating expenses	42,832	20,388	80,406	35,352	37,574

Operating income (loss)	1,489	(1,248)	2,724	(2,726)	1,235

Other income (expense), net:
Interest income	1,517	180	3,680	336	2,163
Other income (expense), net	(120)	(13)	1,123	(109)	1,243

Total other income (expense), net	1,397	167	4,803	227	3,406

Income (loss) before provision for income taxes	2,886	(1,081)	7,527	(2,499)	4,641
Provision for income taxes	1,192	150	3,092	205	1,900

Net income (loss)	$1,694	$(1,231)	$4,435	$(2,704)	$2,741

Net income (loss) per share, basic	$0.03	$(0.12)	$0.08	$(0.29)	$0.05

Net income (loss) per share, diluted	$0.03	$(0.12)	$0.07	$(0.29)	$0.04

Shares used in computing net income (loss) per share, basic	57,570	10,064	57,059	9,244	56,414
Shares used in computing net income (loss) per share, diluted	65,381	10,064	65,520	9,244	65,378

Data Domain, Inc.

GAAP to Non-GAAP Reconciliation

(in thousands except per share data)

(unaudited)

	Three Months Ended June 30, 2008			Three Months Ended March 31, 2008
	GAAP	Adjustments	Non-GAAP	GAAP	Adjustments	Non-GAAP
Reconciliation of Gross Profit:
Total revenue	$61,211	$—	$61,211	$52,615	$—	$52,615
Total cost of revenue	16,890	(374)	16,516	13,806	(255)	13,551

Gross Profit	$44,321	$(374)	$44,695	$38,809	$(255)	$39,064

Reconciliation of Operating Expenses:
Sales and marketing	$27,485	$(2,782)	$24,703	$23,232	$(2,792)	$20,440
Research and development	9,627	(1,351)	8,276	8,736	(1,320)	7,416
General and administrative	5,720	(1,030)	4,690	5,606	(1,013)	4,593

Total Operating Expenses	$42,832	$(5,163)	$37,669	$37,574	$(5,125)	$32,449

Reconciliation of Operating Income, net, provision for income taxes, net income and net income per share:
Operating income	$1,489	$5,537	$7,026	$1,235	$5,380	$6,615
Income before provision for income taxes	$2,886	$5,537	$8,423	$4,641	$5,380	$10,021
Provision for income taxes	$1,192	$712	$1,904	$1,900	$440	$2,340
Net income	$1,694	$4,825	$6,519	$2,741	$4,940	$7,681
Net income per share, basic	$0.03		$0.11	$0.05		$0.14
Net income per share, diluted	$0.03		$0.10	$0.04		$0.11
Shares used in computing basic net income per share	57,570		57,570	56,414		56,414
Shares used in computing diluted net income per share	65,381	2,018	67,399	65,378	1,623	67,001
Stock based compensation expense:
Cost of product	$202			$134
Cost of support and services	172			121
Sales and marketing	2,782			2,792
Research and development	1,351			1,320
General and administrative	1,030			1,013

Total stock-based compensation expense	$5,537			$5,380

Data Domain, Inc.

GAAP to Non-GAAP Reconciliation

(in thousands except per share data)

(unaudited)

	Three Months Ended June 30, 2008			Three Months Ended June 30, 2007
	GAAP	Adjustments	Non-GAAP	GAAP	Adjustments	Non-GAAP
Reconciliation of Gross Profit:
Total revenue	$61,211	$—	$61,211	$26,508	$—	$26,508
Total cost of revenue	16,890	(374)	16,516	7,368	(52)	7,316

Gross Profit	$44,321	$(374)	$44,695	$19,140	$(52)	$19,192

Reconciliation of Operating Expenses:
Sales and marketing	$27,485	$(2,782)	$24,703	$12,419	$(818)	$11,601
Research and development	9,627	(1,351)	8,276	5,659	(668)	4,991
General and administrative	5,720	(1,030)	4,690	2,310	(555)	1,755

Total Operating Expenses	$42,832	$(5,163)	$37,669	$20,388	$(2,041)	$18,347

Reconciliation of Operating Income (loss), net, provision for income taxes, net income and net income per share:
Operating income (loss)	$1,489	$5,537	$7,026	$(1,248)	$2,093	$845
Income (loss) before provision for income taxes	$2,886	$5,537	$8,423	$(1,081)	$2,093	$1,012
Provision for income taxes	$1,192	$712	$1,904	$150	$—	$150
Net income (loss)	$1,694	$4,825	$6,519	$(1,231)	$2,093	$862
Net income (loss) per share, basic	$0.03		$0.11	$(0.12)		$0.09
Net income (loss) per share, diluted	$0.03		$0.10	$(0.12)		$0.09
Shares used in computing basic net income (loss) per share	57,570		57,570	10,064		10,064
Shares used in computing diluted net income (loss) per share	65,381	2,018	67,399	10,064		10,064
Stock based compensation expense:
Cost of product	$202			$26
Cost of support and services	172			26
Sales and marketing	2,782			818
Research and development	1,351			668
General and administrative	1,030			555

Total stock-based compensation expense	$5,537			$2,093

Data Domain, Inc.

GAAP to Non-GAAP Reconciliation

(in thousands except per share data)

(unaudited)

	Six Months Ended June 30, 2008			Six Months Ended June 30, 2007
	GAAP	Adjustments	Non-GAAP	GAAP	Adjustments	Non-GAAP
Reconciliation of Gross Profit:
Total revenue	$113,826	$—	$113,826	$46,717	$—	$46,717
Total cost of revenue	30,696	(630)	30,066	14,091	(157)	13,934

Gross Profit	$83,130	$(630)	$83,760	$32,626	$(157)	$32,783

Reconciliation of Operating Expenses:
Sales and marketing	$50,717	$(5,574)	$45,143	$21,102	$(1,294)	$19,808
Research and development	18,363	(2,671)	15,692	10,162	(976)	9,186
General and administrative	11,326	(2,042)	9,284	4,088	(776)	3,312

Total Operating Expenses	$80,406	$(10,287)	$70,119	$35,352	$(3,046)	$32,306

Reconciliation of Operating Income (loss), net, provision for income taxes, net income (loss) and net income (loss) per share:
Operating income (loss)	$2,724	$10,917	$13,641	$(2,726)	$3,203	$477
Income (loss) before provision for income taxes	$7,527	$10,917	$18,444	$(2,499)	$3,203	$704
Provision for income taxes	$3,092	$1,153	$4,245	$205	$—	$205
Net income (loss)	$4,435	$9,764	$14,199	$(2,704)	$3,203	$499
Net income (loss) per share, basic	$0.08		$0.25	$(0.29)		$0.05
Net income (loss) per share, diluted	$0.07		$0.21	$(0.29)		$0.05
Shares used in computing basic net income (loss) per share	57,059		57,059	9,244		9,244
Shares used in computing diluted net income (loss) per share	65,520	1,767	67,287	9,244		9,244
Stock based compensation expense:
Cost of product	$337			$43
Cost of support and services	293			114
Sales and marketing	5,574			1,294
Research and development	2,671			976
General and administrative	2,042			776

Total stock-based compensation expense	$10,917			$3,203

Data Domain, Inc.

Consolidated Statement of Cash Flows

(in thousands)

(unaudited)

	Six Months Ended June 30,
	2008	2007
Operating Activities:
Net income (loss)	$4,435	$(2,704)
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Depreciation and amortization	2,576	709
Stock-based compensation	10,917	3,203
Tax benefit for excess stock option deduction	2,416	—
Provision (release) for accounts receivable allowances	4	(10)
Provision for inventories	—	250
Amortization of evaluation units in inventory	1,377	1,131
Changes in operating assets and liabiilties:
Increase in accounts receivable	(11,538)	(3,011)
Increase in inventories	(1,199)	(2,346)
Increase in prepaid expenses and other current assets	(2,564)	(858)
Increase in accounts payable	2,532	451
Increase in accrued compensation and related benefits	1,680	1,104
Increase in other accrued liabilities	170	3,413
Increase in income taxes payable	192	1
Increase in deferred revenue	16,871	5,522

Net cash provided by operating activities	27,869	6,855

Investing activities:
Purchase of property, plant and equipment	(13,544)	(3,299)
Purchases of available for sale securities	(96,865)	—
Proceeds from available for sale securities	93,938	—

Net cash used in investing activities	(16,471)	(3,299)

Financing activities:
Proceeds from issuance of common stock, net of repurchases	6,556	621
Payment for initial public offering costs	—	(3,850)

Net cash provided by (used in) financing activities	6,556	(3,229)

Effect of exchange rate changes on cash and cash equivalents	2	—

Net increase in cash and cash equivalents	17,956	327
Cash and cash equivalents at beginning of period	102,939	11,857

Cash and cash equivalents at end of period	$120,895	$12,184

Non-cash operating activity:
Issuance of common stock for settlement	$—	$3,319

Non-cash financing activity:
Conversion of mandatorily redeemable convertible preferred stock to common stock and additional paid in capital	$—	$41,514

Supplemental schedule of cash flow data:
Cash paid for income taxes	$549	$231